EXHIBIT 10.11

                               AMENDMENT NO. 1 TO
                                VOTING AGREEMENT

     The undersigned hereby agree that the Voting Agreement dated as of November 18, 1998 among them (the "Voting Agreement") shall be amended to delete reference to Harco Products, Inc. as one of the MacTarnahan Parties and to add the MacTarnahan Family Trust as one of the MacTarnahan Parties. The undersigned also agree that Schedule 1 to the Voting Agreement shall be amended to provide as follows:


         Name                                 Number of Shares Owned


         Electra Partners, Inc.               180,300 Shares plus warrant to
                                              purchase 32,886.75 shares

         Charles A. Adams Family Trust        666,192 shares

         Charles A. Adams                     Option to purchase 36,000 shares

         Charles Francis Adams III            525 Shares

         Katherine Maxwell Adams              525 shares

         R.M. MacTarnahan                     22,860 shares plus an option to
                                              purchase 6,000 shares

         Jean MacTarnahan                     600 shares

         R.S. MacTarnahan                     97,714 shares plus an option to
                                              purchase 6,000 shares

         MacTarnahan Limited Partnership      Warrant to purchase 43,848.75
                                              shares

         Black Lake Investments               73,335 shares

         Harmer Mill & Logging Co.            765,162 shares

         MacTarnahan Family Trust             390,858 shares





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     IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the
6th day of December, 1999.

                                             Harmer Mill & Logging Supply Co.

/s/ ROBERT MALCOLM MACTARNAHAN               By: /s/ ROBERT SCOTT MACTARNAHAN
------------------------------                   -------------------------------
Robert Malcolm MacTarnahan                       Robert Scott MacTarnahan,
                                                 Vice President

                                             MacTarnahan Family Trust


/s/ ROBERT SCOTT MACTARNAHAN                 By: /s/ ROBERT M. MACTARNAHAN
----------------------------                     -------------------------------
Robert Scott MacTarnahan                         Robert M. MacTarnahan, Trustee



MacTarnahan Limited Partnership              Black Lake Investments


By:  Harmer Mill & Logging Supply Co.        /s/ ROBERT MALCOLM MACTARNAHAN
                                             -----------------------------------
                                             Robert Malcolm MacTarnahan, Partner
By: /s/ ROBERT SCOTT MACTARNAHAN
--------------------------------
Robert Scott MacTarnahan,                    /s/ ROBERT SCOTT MACTARNAHAN
Vice President                               -----------------------------------
                                             Robert Scott MacTarnahan, Partner

                                             Electra Partners, Inc.
/s/ CHARLES ANTHONY ADAMS
--------------------------------
Charles Anthony Adams                        By: /s/ CHARLES ANTHONY ADAMS
                                                --------------------------------
                                                Charles Anthony Adams, President


                                             Charles A. Adams Family Trust
/s/ CHARLES FRANCIS ADAMS III
--------------------------------
Charles Francis Adams III
                                             By: /s/ CHARLES ANTHONY ADAMS
                                                 -------------------------------
                                                 Charles Anthony Adams, Trustee


/s/ KATHERINE MAXWELL ADAMS
--------------------------------
Katherine Maxwell Adams